UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

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TARGET PORTFOLIO TRUST TARGET ASSET ALLOCATION FUNDS
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THE TARGET PORTFOLIO TRUST

TARGET ASSET ALLOCATION FUNDS

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

January ___, 2009

To the Shareholders:

On November 7, 2008, at regular meetings of the Boards of Trustees of The Target Portfolio Trust ("TPT") and the Target Asset Allocation Funds (“TAA”), the Trustees approved new subadvisory agreements for each of the following portfolios of TPT and each of the following TAA funds:

The Target Portfolio Trust:

Large Capitalization Growth Portfolio (Large Cap Growth)

Large Capitalization Value Portfolio (Large Cap Value)

Target Asset Allocation Funds:

Target Conservative Allocation Fund (Conservative Allocation)

Target Moderate Allocation Fund (Moderate Allocation)

Target Growth Allocation Fund (Growth Allocation)

For ease of reference, each of the portfolios of TPT and each fund of TAA are hereafter referred to individually as a “Fund,” and collectively, as the “Funds.”

Prudential Investments LLC ("PI" or the "Manager"), as the investment manager of both TPT and TAA, has entered into new subadvisory agreements with each of Massachusetts Financial Services Company ("MFS") and Eaton Vance Management ("Eaton Vance"). MFS replaced Goldman Sachs Asset Management, LP ("Goldman Sachs") as a subadviser for the Large Cap Growth Fund, the Conservative Allocation Fund, the Moderate Allocation Fund and the Growth Allocation Fund. Eaton Vance replaced JP Morgan Asset Management ("JP Morgan") as a subadviser for the Large Cap Value Fund, the Conservative Allocation Fund, the Moderate Allocation Fund, and the Growth Allocation Fund.

This information statement describes the circumstances surrounding the Trustees' approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the change in subadvisers.

By order of the Boards,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE TARGET PORTFOLIO TRUST

TARGET ASSET ALLOCATION FUNDS

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

January ___, 2009

This information statement is being furnished in lieu of a proxy statement to shareholders investing in the following portfolios or funds:

The Target Portfolio Trust (TPT):

Large Capitalization Growth Portfolio (Large Cap Growth)

Large Capitalization Value Portfolio (Large Cap Value)

Target Asset Allocation Funds (TAA):

Target Conservative Allocation Fund (Conservative Allocation)

Target Moderate Allocation Fund (Moderate Allocation)

Target Growth Allocation Fund (Growth Allocation)

For ease of reference, each of the portfolios of TPT and each fund of TAA are hereafter referred to individually as a “Fund,” and collectively, as the “Funds.”

Large Cap Growth Fund and Large Cap Value Fund are each series of TPT. TPT is a management investment company registered under the Investment Company Act of 1940 (1940 Act). TPT is organized as a Delaware statutory trust. Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation are each series of TAA. TAA is a management investment company registered under the 1940 Act. TAA is also organized as a Delaware statutory trust.

This information statement is issued pursuant to the terms of an order (the "Manager of Managers Order") issued by the Securities and Exchange Commission ("SEC"). The Manager of Managers Order permits Prudential Investments LLC (“PI” or “Manager”), as the Funds' manager, to hire new subadvisers that are not affiliated with the Manager and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees, without obtaining shareholder approval.

The Trustees of each of TPT and TAA are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of both TPT and TAA are located at 100 Mulberry Street, Newark, NJ 07102.

This information statement relates to the approval by the Board of new subadvisory agreements (the "Subadvisory Agreements"), as described below:

At meetings of the Board of TPT and TAA held on November 7, 2008, the Board unanimously approved a new subadvisory agreement between PI and Massachusetts Financial Services Company (“MFS”) on behalf of each of the Funds denoted below:

Large Cap Growth Fund

Conservative Allocation Fund

Moderate Allocation Fund

Growth Allocation Fund

At the same meetings of the Board of TPT and TAA held on November 7, 2008, the Board unanimously approved a new subadvisory agreement between PI and Eaton Vance Management (“Eaton Vance”) on behalf of each of the Funds denoted below:

Large Cap Value Fund

Conservative Allocation Fund

Moderate Allocation Fund

Growth Allocation Fund

Including MFS and Eaton Vance, the following investment advisory firms also serve as a subadviser to a portion of each Fund’s assets, as set out below:

Fund	Subadviser
Large Cap Growth Fund	Marsico Capital Management LLC
Massachusetts Financial Services Company
Large Cap Value Fund	Hotchkis and Wiley Capital Management LLC
NFJ Investment Group, LP
Eaton Vance Management
Conservative Allocation Fund	Marsico Capital Management LLC
Massachusetts Financial Services Company
Hotchkis and Wiley Capital Management LLC
Eaton Vance Management
NFJ Investment Group, LP
Eagle Asset Management
EARNEST Partners
Vaughan Nelson Investment Management, LP
Pacific Investment Management Company
Moderate Allocation Fund	Marsico Capital Management LLC
Massachusetts Financial Services Company
Hotchkis and Wiley Capital Management LLC
Eaton Vance Management
NFJ Investment Group, LP
Eagle Asset Management

EARNEST Partners
Vaughan Nelson Investment Management, LP
LSV Asset Management
Thornburg Investment Management, Inc.
Pacific Investment Management Company
Growth Allocation Fund	Marsico Capital Management LLC
Massachusetts Financial Services Company
Hotchkis and Wiley Capital Management LLC
Eaton Vance Management
NFJ Investment Group, LP
Eagle Asset Management
EARNEST Partners
Vaughan Nelson Investment Management, LP
LSV Asset Management
Thornburg Investment Management, Inc.

With the exception of MFS and Eaton Vance, the subadvisory agreements with each of the above listed subadvisers with respect to the applicable Fund were each last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), on June 4-5, 2008. The subadvisory agreements for MFS and Eaton Vance were approved on November 7, 2008.)

The TAA Funds and the TPT will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Funds. This information statement will be mailed on or about January ___, 2009.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Funds' annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Fund receives contrary instructions from one or more of the shareholders. A copy of each Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on the share ownership of each Fund is set forth in Exhibit D.

NEW SUBADVISORY AGREEMENTS

At meetings of the Board held on November 7, 2008, the Trustees, including the Independent Trustees, unanimously approved the recommendations by PI to appoint MFS as a subadviser with respect to the Large Cap Growth Fund, the Conservative Allocation Fund, the Moderate Allocation Fund and the Growth Allocation Fund. In addition, at the same meetings, the Trustees, including the Independent Trustees, unanimously approved the recommendations by PI to appoint Eaton Vance as a subadviser to the Large Cap Value Fund, the Conservative Allocation Fund, the Moderate Allocation Fund and the Growth Allocation Fund.

The new subadvisory agreements between PI and each of MFS and Eaton Vance are attached as Exhibits A and B, respectively.

MFS is located at located at 500 Boylston Street, Boston, Massachusetts 02116.

Eaton Vance is located at 255 State Street, Boston, Massachusetts 02109.

Information on the management of MFS and Eaton Vance and other funds managed by each of them is set forth in Exhibit C.

Board Consideration of Subadvisory Agreement:

The Board of TAA and the Board of TPT each considered whether the approval of the Subadvisory Agreements with MFS and Eaton Vance was in the best interests of each of their Funds and its shareholders. Before approving the Subadvisory Agreements, the Trustees reviewed performance, compliance and organization materials regarding MFS and Eaton Vance and received presentations from PI, as well as from representatives of MFS and Eaton Vance. The Boards also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with their consideration. In making the determination to retain MFS and Eaton Vance as subadvisers, the Trustees of each Board, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services.  The Boards received and considered information regarding the nature and extent of services to be provided to each of their Funds by MFS and Eaton Vance under the Subadvisory Agreements, namely, that MFS and Eaton Vance would provide day-to-day fund management services and comply with all fund policies and applicable rules and regulations. The Boards also noted that the nature and extent of services to be provided to each of their Funds under the Subadvisory Agreements were generally similar to those provided by the other current subadvisers to the Funds under their subadvisory agreements.

With respect to the quality of services, the Boards considered, among other things, the background and experience of MFS's and Eaton Vance's fund management teams. In connection with the recent annual review of advisory and subadvisory agreements, the Boards had reviewed the qualifications, backgrounds and responsibilities of the fund managers who are responsible for the day-to-day management of each Fund, and the Boards were provided with information pertaining to MFS's and Eaton Vance's organizational structure, senior management, investment operations, and other relevant information pertaining to MFS and Eaton Vance. The Boards noted that they received a favorable compliance report from the Funds' Chief Compliance Officer ("CCO") as to MFS and Eaton Vance.

The Boards concluded that there was a reasonable basis on which to conclude that the services to be provided by MFS and Eaton Vance under the Subadvisory Agreements should be comparable to the services currently provided by Goldman Sachs and JP Morgan, respectively, to the Funds. The Boards concluded that they were satisfied with the nature, extent and quality of the investment subadvisory services to be provided by MFS and Eaton Vance.

Investment Subadvisory Fee Rates.  The Boards also considered, among other things, that the proposed fee rate payable to MFS under the new Subadvisory Agreements was higher than the fee rate applicable to Goldman Sachs.

The Boards also considered that the proposed fee rate payable to Eaton Vance under the new Subadvisory Agreements was lower than the fee rate applicable to JP Morgan. The Boards also considered that, in each case, these fee notes would not affect the management fees paid by the Funds, as the subadvisory fees are paid by the manager, not the Funds. The Boards noted that they had recently reviewed the fee rates paid to Goldman Sachs and JP Morgan in connection with the recent annual review of subadvisory agreements and determined that the fee rates payable to Goldman Sachs and JP Morgan were reasonable. The Boards concluded that the proposed subadvisory fee rates payable to MFS and Eaton Vance under the new Subadvisory Agreements were reasonable.

Profitability.  In connection withtheir recent annual review of subadvisory agreements, the Boards considered the profitability of PI and subadvisers affiliated with PI. The Boards concluded that the level of profitability of a subadviser not affiliated with PI, such as MFS and Eaton Vance, may not be as significant as PI's profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale.  In connection with their recent annual review of advisory agreements, the Boards considered economies of scale. The Boards noted that there was no proposed change in advisory agreements' fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser.  The Boards considered potential "fall-out" or ancillary benefits anticipated to be received by MFS and Eaton Vance and their affiliates as a result of their relationship with the Funds. The Boards concluded that any potential benefits to be derived by MFS and Eaton Vance included their ability to use soft dollar credits, brokerage commissions received by affiliates of MFS and Eaton Vance, potential access to additional research resources, larger assets under management and benefits to their respective reputations, which were consistent with those generally derived by subadvisers to mutual funds.

Terms of the Subadvisory Agreements

Under each Subadvisory Agreement, MFS and Eaton Vance are compensated by the Manager (and not the Fund) for the portion of assets they manage at the following annual rates:

Prior Subadvisory Arrangements with Goldman Sachs and JP Morgan, and Current Subadvisory Arrangements with MFS and Eaton Vance (replacing Goldman Sachs and JP Morgan, respectively)

Fund	Prior Subadvisory Arrangement	Prior Subadvisory Fee	New Subadvisory Arrangement	New Subadvisory Fee
Large Cap Growth Fund	Goldman Sachs

0.30% of combined average daily net assets up to $50 million; 0.28% of combined average daily net assets from $50 million to $200 million; and 0.25% of combined average daily net assets over $200 million.

			MFS	0.375% of combined average daily net assets up to $250 million; 0.325% of the next $250 million; 0.300% of the next $250 million; and 0.275% of combined average daily net assets over $750 million
Large Cap Value Fund	JP Morgan	0.30% of combined average daily net assets up to $300 million; and 0.25% of combined average daily net assets over $300 million	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.
Conservative Allocation Fund	Goldman Sachs

0.30% of combined average daily net assets up to $50 million; 0.28% of combined average daily net assets from $50 million to $200 million; and 0.25% of combined average daily net assets over $200 million.

			MFS	0.375% of combined average daily net assets up to $250 million; 0.325% of the next $250 million; 0.300% of the next $250 million; and 0.275% of combined average daily net assets over $750 million

Fund	Prior Subadvisory Arrangement	Prior Subadvisory Fee	New Subadvisory Arrangement	New Subadvisory Fee
Conservative Allocation Fund	JP Morgan	0.30% of combined average daily net assets up to $300 million; and 0.25% of combined average daily net assets over $300 million	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.
Moderate Allocation Fund	Goldman Sachs

0.30% of combined average daily net assets up to $50 million; 0.28% of combined average daily net assets from $50 million to $200 million; and 0.25% of combined average daily net assets over $200 million.

			MFS	0.375% of combined average daily net assets up to $250 million; 0.325% of the next $250 million; 0.300% of the next $250 million; and 0.275% of combined average daily net assets over $750 million
Moderate Allocation Fund	JP Morgan	0.30% of combined average daily net assets up to $300 million; and 0.25% of combined average daily net assets over $300 million	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.

Fund	Prior Subadvisory Arrangement	Prior Subadvisory Fee	New Subadvisory Arrangement	New Subadvisory Fee
Growth Allocation Fund	Goldman Sachs

0.30% of combined average daily net assets up to $50 million; 0.28% of combined average daily net assets from $50 million to $200 million; and 0.25% of combined average daily net assets over $200 million.

			MFS	0.375% of combined average daily net assets up to $250 million; 0.325% of the next $250 million; 0.300% of the next $250 million; and 0.275% of combined average daily net assets over $750 million
Growth Allocation Fund	JP Morgan	0.30% of combined average daily net assets up to $300 million; and 0.25% of combined average daily net assets over $300 million	Eaton Vance	0.25% of combined average daily net assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined average daily net assets over $1 billion.

Table Notes:

Goldman Sachs. Combined assets are assets in all portfolios subadvised by Goldman Sachs that are managed by PI (i.e., Large Cap Growth Fund, Conservative Allocation, Moderate Allocation and Growth Allocation Funds).

MFS: The proposed fee payable to MFS for all of the Funds is at lower rates (until the last breakpoint) than the fee currently payable to MFS for assets managed by MFS in Advanced Series Trust (“AST”) having a substantially similar investment strategy (i.e., domestic equity). In addition, the proposed fee is based on all assets managed by PI and AST Investment Services, Inc. (i.e., retail funds and insurance funds) for which MFS is the subadviser that have substantially the same investment strategy (i.e., domestic equity). Assets currently managed by MFS in AST are aggregated only with other AST Portfolios, and with assets of the former American Skandia Advisor Funds, Inc., managed by MFS having a substantially similar investment strategy. The current fee schedule for assets managed by MFS in AST that have substantially the same investment strategy (i.e., domestic equity) will be amended to reflect this proposed fee rate, and to reflect aggregation across all assets managed by PI and AST Investment Services, Inc. (i.e., retail funds and insurance funds) for which MFS is subadviser that have substantially the same investment strategy (i.e., domestic equity).

JP Morgan. Combined assets are assets in all portfolios subadvised by JP Morgan that are managed by PI and AST Investment Services, Inc. (i.e., retail funds and insurance funds) that have substantially the same investment strategy (i.e., domestic equity).

Eaton Vance. Combined assets are assets in all portfolios subadvised by Eaton Vance (and previously subadvised by JP Morgan) that are managed by Prudential Investments LLC and AST Investment Services, Inc. (i.e., retail funds and insurance funds) that have substantially the same investment strategy (i.e., domestic equity). Such portfolios are Large Cap Velue Fund; Conservative Allocation, Moderate Allocation and Growth Allocation Funds; and AST large-Cap Value Portfolio, a sweries of Advanced Series Trust. Regarding the insurance funds, the proposed fee is to replace JP Morgan with Eaton Vance as subadviser for AST Large-Cap Value Portfolio.

Each Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, MFS and Eaton Vance are responsible for managing the investment operations of a portion of the assets of the applicable Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the applicable Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, MFS and Eaton Vance will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the1940 Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund's management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by the respective subadviser or the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, MFS and Eaton Vance will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

MANAGEMENT OF THE FUNDS

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as investment manager of TPT under Management Agreements dated November 9, 1992, as amended on April 1, 1994 and renewed thereafter as required by the 1940 Act. PI also serves as investment manager of TAA under a Management Agreement dated November 12, 1998, as amended and restated on May 25, 2004, and which has also been renewed thereafter as required under the 1940 Act. All of the Management Agreements were last approved by the Board of Trustees, including a majority of the Independent Trustees, at meetings of the Board held on June 3-5, 2008. As of June 30, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $107.9 billion.

Terms of the Management Agreement

Pursuant to the Management Agreement with each of TPT and TAA, PI, subject to the supervision of the respective Fund’s Board and in conformity with the stated policies of the Funds, manages both the investment operations of each Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by each Fund's custodian (the "Custodian") and Prudential Mutual Funds Services LLC ("PMFS") as the transfer and dividend disbursing agent and PNC Global Investment Servicing (U.S.) Inc. as the sub-transfer agent for each Fund.

The management services of PI to each Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

•  the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Independent Trustees;

•  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

•  the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PI and such investment subadviser.

Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses:

•  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

•  the fees and expenses of Independent Trustees;

•  the fees and certain expenses of the custodian, the transfer and dividend disbursing agent, and the sub-transfer agent, including the cost of providing recordsto the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

•  the charges and expenses of the Fund's legal counsel and independent auditors;

•  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

•  all taxes and corporate fees payable by the Fund to governmental agencies;

•  the fees of any trade associations of which the Fund may be a member;

•  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

•  the cost of fidelity, directors and officers and errors and omissions insurance;

•  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

•  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings;

•  costs of preparing, printing and mailing reports and notices to shareholders; and

•  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreements provide that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act); upon not more than 60 days nor less than 30 days written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreements are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the indicated Funds for the most recently completed fiscal year for each Fund:.

Fund	Management fee, as a percentage of average daily net assets (paid monthly)	Aggregate Fee for Fiscal Year 2008
Large Cap Growth Fund	0.60%	$1,705,689
Large Cap Value Fund	0.60%	$1,954,175
Conservative Allocation Fund	0.75% first $500 million; 0.70% next $500 million; 0.65% over $1 billion	$1,377,553
Moderate Allocation Fund	0.75% first $500 million; 0.70% next $500 million; 0.65% over $1 billion	$3,435,264
Growth Allocation Fund	0.75% first $500 million; 0.70% next $500 million; 0.65% over $1 billion	$2,486,064

Information About PI

PI is a wholly owned subsidiary of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07012-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077.

Directors and Officers of PI

The principal occupations of the directors and principal executive officers of PI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with Fund	Principal Occupations
Judy A. Rice	Director & President

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia	Director & Vice President

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Kathryn L. Quirk	Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs	Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Timothy J. Knierim	Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson	Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.
Noreen M. Fierro	Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Custodian

PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Custodian for each Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Funds. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent

Prudential Mutual Fund Services ("PMFS"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

PMFS has contracted with PNC Global Investment Servicing (U.S.), 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS compensates PNC Global Investment Services for such services.

For the most recently completed fiscal year, each Fund incurred the following fees for services provided by PMFS.

Fund	Aggregate Fee for Fiscal Year 2008
Large Cap Growth Fund	$160,000
Large Cap Value Fund	$63,000
Conservative Allocation Fund	$73,710
Moderate Allocation Fund	$215,100
Growth Allocation Fund	$249,000

Brokerage

For the most recently completed fiscal year, the Funds paid commissions to affiliated broker-dealers as follows:

Fund	Affiliated Brokerage Commissions
Large Cap Growth Fund	None
Large Cap Value Fund	None
Conservative Allocation Fund	None
Moderate Allocation Fund	None
Growth Allocation Fund	None

Information about Other Subadvisers and Subadvisory Agreements

MFS and Eaton Vance co-subadvise the Funds along with other subadvisers. The Board approved the subadvisory agreements with MFS and Eaton Vance (replacing Goldman Sachs and JP Morgan, respectively), and with each other subadviser, without shareholder approval pursuant to the Manager of Managers Order, on November 7, 2008.

The subadvisory agreements with each of the other subadvisers provides for compensation as shown in the table below. Information is also included in the table below regarding fees paid to Goldman Sachs and JP Morgan for fiscal year 2008 under the prior subadvisory arrangements with those firms.

Fund	Subadviser	Fee Rate	Aggregate Fees Paid for Fiscal Year
Large Cap Growth Fund	Marsico Capital Management LLC	0.40% of aggregate assets up to $1.5 billion; 0.35% of aggregate assets over $1.5 billion	$580,722
	Goldman Sachs Asset Management LP	0.30% of combined average daily net assets up to $50 million; 0.28% of combined average daily net assets from $50 million to $200 million; 0.25% of combined average daily net assets over $200 million.	$348,533
Large Cap Value Fund	Hotchkis and Wiley Capital Management LLC	0.30%	$165,490

Fund	Subadviser	Fee Rate	Aggregate Fees Paid for Fiscal Year
	NFJ Investment Group LP	0.40% first $50 million; 0.38% next $50 million; 0.34% next $50 million; 0.30% next $200 million; 0.28% over $350 million	$389,837
	JP Morgan Investment Management Inc.	0.30% of combined average daily net assets up to $300 million; 0.25% of combined average daily net assets over $300 million	$397,998
Conservative Allocation Fund	Marsico Capital Management LLC	0.40% of aggregate assets up to $1.5 billion; 0.35% of aggregate assets over $1.5 billion	$73,579
	Goldman Sachs Asset Management, LP	0.30% of combined average daily net assets up to $50 million; 0.28% of combined average daily net assets from $50 million to $200 million; 0.25% of combined average daily net assets over $200 million.	$51,343
	Hotchkis and Wiley Capital Management LLC	0.30%	$19,820
	JP Morgan Investment Management Inc.	0.30% on first $300 million; 0.25% over $300 million	$40,099
	NFJ Investment Group, LP	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$35,401
	Eagle Asset Management	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million	$109
	EARNEST Partners	0.40%	$5,548
	Vaughan Nelson Investment Management LP	0.40% on first $250 million; 0.35% over $250 million	$7,604
	Pacific Investment Management Company	0.25% on assets up to and including $1 billion; 0.225% on assets over $1 billion	$244,655
Moderate Allocation Fund	Marsico Capital Management LLC	0.40% of aggregate assets up to $1.5 billion; 0.35% of aggregate assets over $1.5 billion	$233,383
	Goldman Sachs Asset Management, LP	0.30% of combined average daily net assets up to $50 million; 0.28% of combined average daily net assets from $50 million to $200 million; 0.25% of combined average daily net assets over $200 million.	$162,431

Fund	Subadviser	Fee Rate	Aggregate Fees Paid for Fiscal Year
	Hotchkis and Wiley Capital Management LLC	0.30%	$64,891
	JP Morgan Investment Management Inc.	0.30% on first $300 million; 0.25% over $300 million	$132,118
	NFJ Investment Group, LP	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$114,410
	Eagle Asset Management	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million	$287
	EARNEST Partners	0.40%	$14,939
	Vaughan Nelson Investment Management LP	0.40% on first $250 million; 0.35% over $250 million	$8,415
	Pacific Investment Management Company	0.25% on assets up to and including $1 billion; 0.225% on assets over $1 billion	$344,233
	LSV Asset Management	0.45% on first $150 million; 0.425% on next $150 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% on amounts exceeding $750 million	$115,935
	Thornburg Investment Management Inc.	0.35% to $100 million; 0.30% over $100 million	$109,111
Growth Allocation Fund	Marsico Capital Management LLC	0.40% of aggregate assets up to $1.5 billion; 0.35% of aggregate assets over $1.5 billion	$245,664
	Goldman Sachs Asset Management, LP	0.30% of combined average daily net assets up to $50 million; 0.28% of combined average daily net assets from $50 million to $200 million; 0.25% of combined average daily net assets over $200 million.	$170,977
	Hotchkis and Wiley Capital Management LLC	0.30%	$67,566
	JP Morgan Investment Management Inc.	0.30% on first $300 million; 0.25% over $300 million	$139,890
	NFJ Investment Group, LP	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$120,828

Fund	Subadviser	Fee Rate	Aggregate Fees Paid for Fiscal Year
	Eagle Asset Management	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million	$291
	EARNEST Partners	0.40%	$15,764
	Vaughan Nelson Investment Management LP	0.40% on first $250 million; 0.35% over $250 million	$10,175
	LSV Asset Management	0.45% on first $150 million; 0.425% on next $150 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% on amounts exceeding $750 million	$122,887
	Thornburg Investment Management Inc.	0.35% to $100 million; 0.30% over $100 million	$116,189

 Notes to Subadvisory Fee Table:

For purposes of the fee calculation, assets managed by the same subadviser in the same "sleeve" or segment in each of the Target Asset Allocation Funds will be aggregated. In addition, the asset aggregation arrangements set forth below are applicable as noted:

Eagle Asset Management. For purposes of the fee calculation, the assets managed by Eagle are aggregated with the funds managed or co-managed by PI for which Eagle serves as subadviser that are managed pursuant to substantially the same investment strategy.

JPMorgan Investment Management, Inc.: For purposes of the calculation, the assets managed by J.P. Morgan in the Target Conservative Allocation Fund of Target Asset Allocation Funds will be aggregated with the assets managed by J.P. Morgan in: (i) AST Large-Cap Value Portfolio of Advanced Series Trust; (ii) the SP Large Cap Value Portfolio of The Prudential Series Fund; (iii) the Large Capitalization Value Portfolio of The Target Portfolio Trust; (iv) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (v) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (vi)any other portfolio subadvised by J.P. Morgan on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

Marsico Capital Management, LLC: For purposes of the fee calculation, the assets managed by Mariso in the following funds will be aggregated: the AST Marsico Capital Growth Portfolio of the Advanced Series Trust (Marsico Account No. 3000 and), (ii) the portion of Target Conservative Allocation Fund of Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No.3110), (iii) the portion of Target Moderate Allocation Fund of Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3 120), (iv) the portion of Target Growth Allocation Fund of Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3130), (v) the portion of the Large Capitalization Growth Portfolio of The Target Portfolio Trust that is subadvised by Marsico (Marsico Account No. 3010), (vi) the portion of the Global Portfolio of The Prudential Series Fund that is sub-advised by Marsico (Marsico Account No. 3140), (vii) the portion ofthe AST Advanced Strategies Portfolio of the Advanced Series Trust that is sub-advised by Marsico (Marsico Account No. 3020) and (viii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico, Prudential Investments LLC, and AST Investment Services, Inc., as applicable, mutually agree in writing.

NFJ Investment Group L.P.: For purposes of the fee calculation, the assets managed by NFJ Investment Group in the large cap value sleeves of each of the Target Asset Allocation Funds will be aggregated with the assets managed by NFJ Investment Group in The Target Portfolio Trust—Large Capitalization Value Portfolio and The Target Portfolio Trust—Small Capitalization Value Portfolio.

Thornburg Investment Management, Inc.: For purposes of the fee calculation the assets managed by Thornburg in the Target Asset Allocation Funds will be aggregated with the assets managed by Thornburg in Prudential World Fund, Inc.—Dryden International Value Fund, The Target Portfolio Trust—International Equity Portfolio, Advanced Series Trust—AST International Value Portfolio, and The Prudential Series Fund—SP International Value Portfolio

.

Goldman Sachs Asset Management, L.P. (GSAM) For purposes of the fee calculation, the assets managed by GSAM in the Target Conservative Allocation Fund of Target Asset Allocation Funds will be aggregated with the assets managed by GSAM in: (i) the Large Capitalization Growth Portfolio of The Target Portfolio Trust; (ii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) and any other portfolio subadvised by GSAM on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy. For purposes of calculating the subadvisory fee payable to GSAM, the assets managed by

GSAM in the Target Moderate Allocation Fund of Target Asset Allocation Funds will be aggregated with the assets managed by GSAM in: (i) the Large Capitalization Growth Portfolio of The Target Portfolio Trust; (ii) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) any other portfolio subadvised by GSAM on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy. For purposes of calculating the subadvisory fee payable to GSAM, the assets managed by GSAM in the Target Growth Allocation Fund of Target Asset Allocation Funds wil lbe aggregated with the assets managed by GSAM in: (i) the Large Capitalization Growth Portfolio of The Target Portfolio Trust; (ii) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (iii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; and (iv) and any other portfolio subadvised by GSAM on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

Vaughan Nelson Investment Management, L.P. For purposes of the calculation, the assets managed by Vaughan Nelson in the Target Conservative Allocation Fund of Target Asset Allocation Funds will be aggregated with the assets managed by Vaughan Nelson in: (i) Small Capitalization Value Portfolio of The Target Portfolio Trust; (ii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) and any other portfolio subadvised by Vaughan Nelson on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy. For purposes of calculating the subadvisory fee payable to Vaughan Nelson, the assets managed by Vaughan Nelson in the Target Moderate Allocation Fund of Target Asset Allocation Funds will be aggregated with the assets managed by Vaughan Nelson in: (i) the Small Capitalization Value Portfolio of The Target Portfolio Trust; (ii) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) any other portfolio subadvised by Vaughan Nelson on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy. For purposes of calculating the subadvisory fee payable to Vaughan Nelson, the assetsmanaged by Vaughan Nelson in the Target Growth Allocation Fund of Target Asset Allocation Funds will be aggregated with the assets managed by Vaughan Nelson in: (i) the Small Capitalization Value Portfolio of The Target Portfolio Trust; (ii) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (iii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; and (iv) and any other portfolio subadvised by Vaughan Nelson on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

LSV Asset Management. For purposes of the fee calculation, the assets managed by LSV in the Target Moderate Allocation Fund of Target Asset Allocation Funds will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio of Advanced Series Trust; (ii) the AST Advanced Strategies Portfolio of Advanced Series Trust; (iii) the SP International Value Portfolio of The Prudential Series Fund; (iv) the Global Portfolio of The Prudential Series Fund; (v) the International Equity Portfolio of The Target Portfolio Trust; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Dryden International Value Fund of Prudential World Fund, Inc.; and (viii) any other portfolio subadvised by LSV on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

For purposes of the fee calculation, the assets managed by LSV in the Target Growth Allocation Fund of Target Asset Allocation Funds will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio of Advanced Series Trust; (ii) the AST Advanced Strategies Portfolio of Advanced Series Trust; (iii) the SP International Value Portfolio of The Prudential Series Fund; (iv) the Global Portfolio of The Prudential Series Fund; (v) the International Equity Portfolio of The Target Portfolio Trust; (vi) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vii) the Dryden International Value Fund of the Prudential World Fund, Inc.; and (viii) any other portfolio subadvised by LSV on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

Pacific Investment Management Company LLC (PIMCO). For purposes of the fee calculation, if on any day the aggregate assets of all funds/portfolios subadvised by PIMCO on behalf of PI and/or AST Investment Services, Inc. pursuant to a "total return" strategy or mandate (as mutually agreed upon by PIMCO and PI/AST Investment Services, Inc.) total at least $3 billion, the contractual annual subadvisory fee, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. If, however, such aggregate assets on any day total less than $3 billion, then the subadvisory fee calculation for that day shall be at the rate of 0.25% of the assets ofeach such fund/portfolio.

Shareholder Proposals

TPT and TAA, as Delaware statutory trusts, are not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or each Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of a Fund must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: January ___, 2009

Exhibit A

TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund

Target Moderate Allocation Fund

Target Growth Allocation Fund

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of December, 2008 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Massachusetts Financial Services Company (the Subadviser or MFS), a Delaware corporation.

WHEREAS, the Manager has entered into a Management Agreement, dated May 25, 2004, (the Management Agreement) with The Target Asset Allocation Funds, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund (individually and collectively referred to hereafter as the Fund), which are each a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and the Subadviser shall have discretion without prior consultation with the Manager to determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law (collectively “Applicable Law”). Subject to the Manager’s oversight, Subadviser shall monitor compliance with Applicable Law based on Subadviser’s books and records and, to the extent provided, information provided by Manager and/or Custodian as defined in Section 3 of this Agreement.

The Manager shall provide Subadviser timely with copies of any updated Trust Documents. With the exception of the Prospectus, until the Manager, the Fund, or the Board delivers any Fund Document regarding the management of the Fund or the Subadviser’s duties hereunder to the Subadviser, including, but not limited to, the Trust Documents and Board Procedures, the Subadviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Manager, the Fund, or the Board to the Subadviser.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other Subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that the policies and procedures it has established for managing the Fund’s portfolio (or appropriately detailed summaries thereof , including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c)     The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, as applicable, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction. The Subadviser shall be responsible for the preparation and filing of Form 13F on behalf of the Fund, unless otherwise directed by the Manager. (d) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s proxy voting policy and procedures, subject to such reasonable reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. . It shall be the sole responsibility of the Fund, Manager, or Custodian (and not of the Subadviser) to process and file any claim forms relating to any securities action claims litigation by or on behalf of the Fund.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) materially inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser). The Manager shall provide on an on-going basis a list of all publicly traded affiliates of the Manager which may not be purchased by the Fund (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Manager for reporting transactions under applicable provisions of the 1940 Act.

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian"). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5 (a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the

Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each of the Manager and Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund’s portfolio) to the Subadviser upon the execution of a new Agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 500 Boylston Street, Boston, MA 02116, Attention: Secretary.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11   The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14.  The parties agree that this Agreement shall become effective as of the date that management and control of the Fund’s securities are transferred to the Subadviser from the transition manager responsible for the transition of the Fund’s portfolio.

15.  The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

16. This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or to the Trust.The Trust and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

17. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY: /s/ Robert F. Gunia

Name: Robert F. Gunia
Title: Executive Vice President

MASSACHUSETTS FINANCIAL SERVICES COMPANY

BY: /s/ Robert J. Manning

Name: Robert J. Manning
Title: President

Schedule A

TARGET CONSERVATIVE ALLOCATION FUND

TARGET MODERATE ALLOCATION FUND

TARGET GROWTH ALLOCATION FUND

As compensation for services provided by Massachusetts Financial Services Company (MFS), Prudential Investments LLC (PI) will pay MFS a fee equal, on an annualized basis, to the following:

Fund Name	Fee
Target Conservative Allocation Fund Target Moderate Allocation Fund Target Growth Allocation Fund	0.375% of combined average daily net assets up to $250 million; 0.325% of the next $250 million; 0.300% of the next $250 million; and 0.275% of combined average daily net assets over $750 million.*

*Combined average daily assets are assets in all portfolios subadvised by MFS that are managed by Prudential Investments LLC or by Prudential Investments LLC and AST Investment Services, Inc. that have substantially the same investment strategy (i.e. domestic large capitalization growth). Such portfolios are the Large Capitalization Growth Portfolio of The Target Portfolio Trust; Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds; and AST MFS Growth Portfolio, a series of Advanced Series Trust.

Dated as of December 13, 2008

Amendment No. 1 to Subadvisory Agreement

THE TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund

Target Moderate Allocation Fund

Target Growth Allocation Fund

Amendment No. 1 dated December 13, 2008, to the Subadvisory Agreement dated December 13, 2008 (the “Subadvisory Agreement”) between Prudential Investments LLC (“PI”) and Massachusetts Financial Services Company (“MFS” or the “Subadviser”).

WHEREAS, PI and MFS have entered into the Subadvisory Agreement, and wish to set forth certain responsibilities of PI and MFS in connection with the appointment by PI, acting as investment manager of the mutual funds identified in Annex I (each, the “Fund”), of a transition broker/dealer (“transition manager”) selected and supervised by PI in connection with the sale and purchase by the Fund of certain securities during the Fund’s transition period defined below.

NOW THEREFORE, PI and MFS hereby agree as follows:

1.          MFS agrees to provide limited subadvisory services to the Fund during the transition period, which will begin when MFS provides a buy list (as defined below) to PI or the transition manager, and will end after MFS has notified PI that the transition manager has corrected any known discrepancies in the Certified List (as defined below) or that no known discrepancies exist in the Certified List. In particular, during the transition period:

a.         MFS, acting through its authorized persons identified in Annex II, will provide PI or the transition manager with a buy list (“Buy Portfolio”) identified in Annex III that it would like the transition manager to implement during transition period. Prior to the transition period, PI shall provide MFS with a current and complete list, including ticker symbols, of any securities that the Fund may not purchase (“Fund Restricted Securities”), which shall be set forth in Annex IV. MFS shall not include in the Buy Portfolio any Fund Restricted Securities. MFS shall not be responsible for including any Fund Restricted Securities that are not included on Annex IV.

b.         MFS will notify PI or the transition manager of any changes MFS wishes to make to the Buy Portfolio during the transition period while the transition manager is executing the trades. The transition manager will seek to execute all trades on the Buy Portfolio during the transition period. Provided that PI directs the Fund’s custodian to provide MFS with all necessary information regarding corporate actions and that the Fund’s custodian provides MFS with all such information in a timely manner, MFS shall be responsible for giving appropriate instructions to the custodian to address any discretionary corporate actions that affect securities in the Buy Portfolio during the transition period.

c.         As soon as practical after the transition manager has executed all trades on the Buy Portfolio, or if MFS and PI otherwise agree that the transition period has ended, the Fund’s custodian will provide MFS with a list of securities held by the Fund and a list of securities not yet settled (“Transition Manager List”). MFS will reconcile the Transition Manager List with the Buy Portfolio, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once MFS has determined that the transition manager has corrected any known discrepancies in the Transition Manager List or that that no known discrepancies exist, MFS will notify PI of this preliminary determination.

d.         The Fund’s custodian will provide MFS with a certified list of securities held by the Fund (“Certified List”) as soon as the transition trades are settled at the custodian. MFS will reconcile the Certified List with other information reasonably available to it, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once MFS has determined that the transition manager has corrected any known discrepancies in the Certified List or that no known discrepancies exist, MFS will notify PI of this final determination, ending the transition period. MFS will then assume full responsibility for management of the applicable portion of the Fund’s portfolio as Subadviser under the Subadvisory Agreement.

2.         a.           PI agrees to take full responsibility for all matters relating to the decision to retain a transition manager and for all actions by the transition manager. In particular, MFS shall have no obligation, under the 1940 Act, the Investment Advisers Act of 1940, or otherwise, to PI or the Fund with respect to the selection of, and services provided by, the transition manager.

b.          In addition, PI agrees to indemnify and hold harmless MFS from and against any and all losses, claims, damages or liabilities threatened to be or actually asserted against or incurred by the Fund, MFS, PI, the transition manager, or any other persons arising from or related to the following:

(i)	PI's selection of Citigroup Global Markets, Inc. as transition manager.

(ii)        Services provided by the transition manager to the Fund during the transition period (including, but not limited to, any obligations of best execution).

(iii)	Any incomplete or erroneous information provided by the transition manager to MFS.

(iv)      Any discrepancies between the Buy Portfolio provided to PI or the transition manager and the Transition Manager List, or between the Transition Manager List and the Certified List.

(v)	Any trades that fail or that settle improperly due to errors by the transition manager.

(vi)      MFS’s limited ability to manage the Fund during the transition period, and any delay in MFS’s ability to fully manage the Fund thereafter, such as a delay in the end of the transition period caused by any of the above factors during the transition period.

(vii)      Any adverse impact on the investment performance of the Fund or other adverse impact on the Fund that results from any of the above factors during the transition period.

3. Except as amended hereby, all terms of the Subadvisory Agreement remain in full force and effect. The parties have signed this Amendment No. 1 below (which may be signed in counterparts).

PRUDENTIAL INVESTMENTS LLC, on its behalf and on behalf of each of the Funds listed on Annex I

By:/s/ Robert F. Gunia

Name: Robert F. Gunia

Title: Executive Vice President

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: /s/ Robert J. Manning

Print Name: Robert J. Manning

Title: President

ANNEX I

List of Fund(s) subject to the Transition

TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund

Target Moderate Allocation Fund

Target Growth Allocation Fund

ANNEX II

List of Subadviser’s Authorized Persons

[to be separately provided by Subadviser]

ANNEX III

Buy Portfolio

[to be separately provided by Subadviser]

ANNEX IV

FUND RESTRICTED SECURITIES

Prudential Financial, Inc. (Ticker: PRU)

TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of December, 2008 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Massachusetts Financial Services Company (the Subadviser or MFS), a Delaware corporation.

WHEREAS, the Manager has entered into a Management Agreement, dated December 23, 2004, (the Management Agreement) with The Target Portfolio Trust, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Large Capitalization Growth Portfolio (referred to hereafter as the Fund), which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and the Subadviser shall have discretion without prior consultation with the Manager to determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law (collectively “Applicable Law”). Subject to the Manager’s oversight, Subadviser shall monitor compliance with Applicable Law based on Subadviser’s books and records and, to the extent provided, information provided by Manager and/or Custodian as defined in Section 3 of this Agreement.

The Manager shall provide Subadviser timely with copies of any updated Trust Documents. With the exception of the Prospectus, until the Manager, the Fund, or the Board delivers any Fund Document regarding the management of the Fund or the Subadviser’s duties hereunder to the Subadviser, including, but not limited to, the Trust Documents and Board Procedures, the Subadviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Manager, the Fund, or the Board to the Subadviser.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other Subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b)        The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that the policies and procedures it has established for managing the Fund’s portfolio (or appropriately detailed summaries) , including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction. The Subadviser shall be responsible for the preparation and filing of Form 13F on behalf of the Fund, unless otherwise directed by the Manager.

(d) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Co-Managers may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s proxy voting policy and procedures, subject to such reasonable reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. .. It shall be the sole responsibility of the Fund, Manager, or Custodian (and not of the Subadviser) to process and file any claim forms relating to any securities class action claims litigation by or on behalf of the Fund.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) materially inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser). The Manager shall provide on an on-going basis a list of all publicly traded affiliates of the Manager which may not be purchased by the Fund (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Manager for reporting transactions under applicable provisions of the 1940 Act.

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian"). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

6. Subject to the right of each of the Manager and Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund’s portfolio) to the Subadviser upon the execution of a new Agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 500 Boylston Street, Boston, MA 02116, Attention: Secretary.

9 Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. .This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14.  The parties agree that this Agreement shall become effective as of the date that management and control of the Fund’s securities are transferred to the Subadviser from the transition manager responsible for the transition of the Fund’s portfolio.

15.  The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

16. This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or to the Trust. The Trust and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

17.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY: /s/ Robert F. Gunia

Name: Robert F. Gunia
Title: Executive Vice President

MASSACHUSETTS FINANCIAL SERVICES COMPANY

BY: /s/ Robert J. Manning

Name: Robert J. Manning
Title: President

Schedule A

LARGE CAPITALIZATION GROWTH PORTFOLIO

As compensation for services provided by Massachusetts Financial Services Company (MFS), Prudential Investments LLC will pay MFS a fee equal, on an annualized basis, to the following:

Fund Name	Fee
Large Capitalization Growth Portfolio	0.375% of combined average daily net assets up to $250 million; 0.325% of the next $250 million; 0.300% of the next $250 million; and 0.275% of combined average daily net assets over $750 million.*

*Combined average daily assets are assets in all portfolios sub-advised by MFS that are managed by Prudential Investments LLC or by Prudential Investments and AST Investment Services, Inc. that have substantially the same investment strategy (i.e. domestic large capitalization growth). Such portfolios are the Large Capitalization Growth Portfolio of The Target Portfolio Trust; Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds; and AST MFS Growth Portfolio, a series of Advanced Series Trust.

Dated as of December 13, 2008

Amendment No. 1 to Subadvisory Agreement

TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

Amendment No. 1 dated December 13, 2008, to the Subadvisory Agreement dated December 13, 2008 (the “Subadvisory Agreement”) between Prudential Investments LLC (“PI”) and Massachusetts Financial Services Company (“MFS” or the “Subadviser”).

WHEREAS, PI and MFS have entered into the Subadvisory Agreement, and wish to set forth certain responsibilities of PI and MFS in connection with the appointment by PI, acting as investment manager of the mutual funds identified in Annex I (each, the “Fund”), of a transition broker/dealer (“transition manager”) selected and supervised by PI in connection with the sale and purchase by the Fund of certain securities during the Fund’s transition period defined below.

NOW THEREFORE, PI and MFS hereby agree as follows:

1.          MFS agrees to provide limited subadvisory services to the Fund during the transition period, which will begin when MFS provides a buy list (as defined below) to PI or the transition manager, and will end after MFS has notified PI that the transition manager has corrected any known discrepancies in the Certified List (as defined below) or that no known discrepancies exist in the Certified List. In particular, during the transition period:

a.         MFS, acting through its authorized persons identified in Annex II, will provide PI or the transition manager with a buy list (“Buy Portfolio”) identified in Annex III that it would like the transition manager to implement during transition period. Prior to the transition period, PI shall provide MFS with a current and complete list, including ticker symbols, of any securities that the Fund may not purchase (“Fund Restricted Securities”), which shall be set forth in Annex IV. MFS shall not include in the Buy Portfolio any Fund Restricted Securities. MFS shall not be responsible for including any Fund Restricted Securities that are not included on Annex IV.

b.         MFS will notify PI or the transition manager of any changes MFS wishes to make to the Buy Portfolio during the transition period while the transition manager is executing the trades. The transition manager will seek to execute all trades on the Buy Portfolio during the transition period. Provided that PI directs the Fund’s custodian to provide MFS with all necessary information regarding corporate actions and that the Fund’s custodian provides MFS with all such information in a timely manner, MFS shall be responsible for giving appropriate instructions to the custodian to address any discretionary corporate actions that affect securities in the Buy Portfolio during the transition period.

c.         As soon as practical after the transition manager has executed all trades on the Buy Portfolio, or if MFS and PI otherwise agree that the transition period has ended, the Fund’s custodian will provide MFS with a list of securities held by the Fund and a list of securities not yet settled (“Transition Manager List”). MFS will reconcile the Transition Manager List with the Buy Portfolio, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once MFS has determined that the transition manager has corrected any known discrepancies in the Transition Manager List or that that no known discrepancies exist, MFS will notify PI of this preliminary determination.

d.         The Fund’s custodian will provide MFS with a certified list of securities held by the Fund (“Certified List”) as soon as the transition trades are settled at the custodian. MFS will reconcile the Certified List with other information reasonably available to it, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once MFS has determined that the transition manager has corrected any known discrepancies in the Certified List or that no known discrepancies exist, MFS will notify PI of this final determination, ending the transition period. MFS will then assume full responsibility for management of the applicable portion of the Fund’s portfolio as Subadviser under the Subadvisory Agreement.

2.         a.           PI agrees to take full responsibility for all matters relating to the decision to retain a transition manager and for all actions by the transition manager. In particular, MFS shall have no obligation, under the 1940 Act, the Investment Advisers Act of 1940, or otherwise, to PI or the Fund with respect to the selection of, and services provided by, the transition manager.

b.          In addition, PI agrees to indemnify and hold harmless MFS from and against any and all losses, claims, damages or liabilities threatened to be or actually asserted against or incurred by the Fund, MFS, PI, the transition manager, or any other persons arising from or related to the following:

(i)	PI's selection of Citigroup Global Markets, Inc. as transition manager.

(ii)        Services provided by the transition manager to the Fund during the transition period (including, but not limited to, any obligations of best execution).

(iii)	Any incomplete or erroneous information provided by the transition manager to MFS.

(iv)      Any discrepancies between the Buy Portfolio provided to PI or the transition manager and the Transition Manager List, or between the Transition Manager List and the Certified List.

(v)	Any trades that fail or that settle improperly due to errors by the transition manager.

(vi)      MFS’s limited ability to manage the Fund during the transition period, and any delay in MFS’s ability to fully manage the Fund thereafter, such as a delay in the end of the transition period caused by any of the above factors during the transition period.

(vii)      Any adverse impact on the investment performance of the Fund or other adverse impact on the Fund that results from any of the above factors during the transition period.

3. Except as amended hereby, all terms of the Subadvisory Agreement remain in full force and effect. The parties have signed this Amendment No. 1 below (which may be signed in counterparts).

PRUDENTIAL INVESTMENTS LLC, on its behalf and on behalf of each of the Funds listed on Annex I

By: /s/ Robert F. Gunia

Name: Robert F. Gunia

Title: Executive Vice President

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:/s/ Robert J. Manning

Name: Robert J. Manning

Title: President

ANNEX I

List of Fund(s) subject to the Transition

TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

ANNEX II

List of Subadviser’s Authorized Persons

[to be separately provided by Subadviser]

ANNEX III

Buy Portfolio

[to be separately provided by Subadviser]

ANNEX IV

FUND RESTRICTED SECURITIES

Prudential Financial, Inc. (Ticker: PRU)

Exhibit B

TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund

Target Moderate Allocation Fund

Target Growth Allocation Fund

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of December, 2008 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Eaton Vance Management (the Subadviser or Eaton Vance), a Massachusetts business trust.

WHEREAS, the Manager has entered into a Management Agreement, dated May 25, 2004, (the Management Agreement) with The Target Asset Allocation Funds, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Company; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund (individually and collectively referred to hereafter as the Fund), which are each a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. , The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. , The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Co-Managers a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(c)        The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c)        The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act)

from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(d)              The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e)              The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(f)              Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)              The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(h)              The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)               The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

(j) The Subadviser is not responsible for making any securities class action filings on behalf of the Trust or the Fund.

2.    The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.    The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian"). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4.    For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5.    (a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c) The Manager expressly acknowledges that the Subadviser is a Massachusetts business trust formed under a declaration of trust and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6.    Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7.    This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Company at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 255 State Street, Boston, MA 02109, Attention: Legal Department, with a copy to the Sean Kelly at the same address.

9.   Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11.  The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12.  In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser.

13.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.

15.	This Agreement shall be governed by the laws of the State of New York.

16.  The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

17.  This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

18.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY: /s/ Robert F. Gunia

Name: Robert F. Gunia
Title: Executive Vice President

EATON VANCE MANAGEMENT

BY: /s/ Maureen A. Gemma

Print Name: Maureen A. Gemma
Title:	Vice President

Schedule A

TARGET CONSERVATIVE ALLOCATION FUND

TARGET MODERATE ALLOCATION FUND

TARGET GROWTH ALLOCATION FUND

As compensation for services provided by Eaton Vance Management (Eaton Vance), Prudential Investments LLC (PI) will pay Eaton Vance a fee equal, on an annualized basis, to the following:

Fund Name	Fee on Combined Average Daily Net Assets*
Target Conservative Allocation Fund Target Moderate Allocation Fund Target Growth Allocation Fund	0.25% of combined assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined assets over $1 billion.

*Combined assets are assets in all portfolios subadvised by Eaton Vance that are managed by Prudential Investments LLC, or by Prudential Investments LLC and AST Investment Services, Inc., that have substantially the same investment strategy (i.e., domestic large cap value). Such portfolios are the Large Capitalization Value Portfolio of The Target Portfolio Trust; Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds; and AST Large-Cap Value Portfolio, a series of Advanced Series Trust.

Dated as of December 13, 2008

Amendment No. 1 to Subadvisory Agreement

TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund

Target Moderate Allocation Fund

Target Growth Allocation Fund

Amendment No. 1 dated December 13, 2008, to the Subadvisory Agreement dated December 13, 2008 (the “Subadvisory Agreement”) between Prudential Investments LLC (“PI”) and Eaton Vance Management (“Eaton Vance” or the “Subadviser”) pertaining to the above-named registered investment company and its portfolio(s) listed above and in Annex I hereto (each, the “Fund”).

WHEREAS, PI and EATON VANCE have entered into the Subadvisory Agreement, and wish to set forth certain responsibilities of PI and EATON VANCE in connection with the appointment by PI, acting as investment manager of the mutual funds identified in Annex I, of a transition broker/dealer (“transition manager”) selected and supervised by PI in connection with the sale and purchase by the Fund of certain securities during the Fund’s transition period defined below.

NOW THEREFORE, PI and EATON VANCE hereby agree as follows:

1.          EATON VANCE agrees to provide limited subadvisory services to the Fund during the transition period, which will begin when EATON VANCE provides a buy list (as defined below) to PI or the transition manager, and will end after EATON VANCE has notified PI that the transition manager has corrected any known discrepancies in the Certified List (as defined below) or that no known discrepancies exist in the Certified List. In particular, during the transition period:

a.         EATON VANCE, acting through its authorized persons identified in Annex II, will provide PI or the transition manager with a buy list (“Buy Portfolio”) identified in Annex III that it would like the transition manager to implement during transition period. Prior to the transition period, PI shall provide EATON VANCE with a current and complete list, including ticker symbols, of any securities that the Fund may not purchase (“Fund Restricted Securities”), which shall be set forth in Annex IV. EATON VANCE shall not include in the Buy Portfolio any Fund Restricted Securities. EATON VANCE shall not be responsible for excluding any Fund Restricted Securities that are not included on Annex IV.

b.         EATON VANCE will notify PI or the transition manager of any changes EATON VANCE wishes to make to the Buy Portfolio during the transition period while the transition manager is executing the trades. The transition manager will seek to execute all trades on the Buy Portfolio during the transition period. Provided that PI directs the Fund’s custodian to provide EATON VANCE with all necessary information regarding corporate actions and that the Fund’s custodian provides EATON VANCE with all such information in a timely manner, EATON VANCE shall be responsible for giving appropriate instructions to the custodian to address any discretionary corporate actions that affect securities in the Buy Portfolio during the transition period.

c.         As soon as practical after the transition manager has executed all trades on the Buy Portfolio, or if EATON VANCE and PI otherwise agree that the transition period has ended, the Fund’s custodian will provide EATON VANCE with a list of securities held by the Fund and a list of securities not yet settled (“Transition Manager List”). EATON VANCE will reconcile the Transition Manager List with the Buy Portfolio, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once EATON VANCE has determined that the transition manager has corrected any known discrepancies in the Transition Manager List or that that no known discrepancies exist, EATON VANCE will notify PI of this preliminary determination.

d.         The Fund’s custodian will provide EATON VANCE with a certified list of securities held by the Fund (“Certified List”) as soon as the transition trades are settled at the custodian. EATON VANCE will reconcile the Certified List with other information reasonably available to it, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once EATON VANCE has determined that the transition manager has corrected any known discrepancies in the Certified List or that that no known discrepancies exist, EATON VANCE will notify PI of this final determination, ending the transition period. EATON VANCE will then assume full responsibility for management of the applicable portion of the Fund’s portfolio as Subadviser under the Subadvisory Agreement.

2.         a.           PI agrees to take full responsibility for all matters relating to the decision to retain a transition manager and for all actions by the transition manager. In particular, EATON VANCE shall have no obligation, under the 1940 Act, the Investment Advisers Act of 1940, or otherwise, to PI or the Fund with respect to the selection of, and services provided by, the transition manager. PI has instructed EATON VANCE to continue to manage the Fund during the transition period and to trade, if necessary, during the period between EATON VANCE’s receipt of the Transition Manager List and EATON VANCE’s receipt of the Certified List.

b.          In addition, PI agrees to indemnify and hold harmless EATON VANCE from and against any and all losses, claims, damages or liabilities (including reasonable attorneys’ fees) threatened to be or actually asserted against or incurred by the Fund, EATON VANCE, PI, the transition manager, or any other persons arising from or related to the following:

(i)	PI's selection of Citigroup Global Markets, Inc. as transition manager; or

(ii)        Services provided by the transition manager to the Fund during the transition period (including, but not limited to, any obligations of best execution); or

(iii)       Any incomplete or erroneous information provided by the transition manager to EATON VANCE; or

(iv)      Any discrepancies between the Buy Portfolio provided to PI or the transition manager and the Transition Manager List, or between the Transition Manager List and the Certified List; or

(v)	Any trades executed by the transition manager that fail or that settle improperly; or

(vi)      EATON VANCE’S limited ability to manage the Fund during the transition period, and any delay in EATON VANCE’S ability to fully manage the Fund thereafter, such as a delay in the end of the transition period caused by any of the above factors during the transition period; or

(vii)      Any adverse impact on the investment performance of the Fund or other adverse impact on the Fund that results from any of the above factors during the transition period; or

(viii)	Any actions taken by EATON VANCE in reliance on the Transition Manager List.

3.	Except as amended hereby, all terms of the Subadvisory Agreement remain in full force and effect. The parties have signed this Amendment No. 1 below (which may be signed in counterparts).

PRUDENTIAL INVESTMENTS LLC, on its behalf and on behalf of each of the Funds listed on Annex I

By: /s/ Robert F. Gunia

Name: Robert F. Gunia

Title: Executive Vice President

EATON VANCE MANAGEMENT

By: /s/ Maureen A. Gemma

Name: Maureen A. Gemma

Title: Vice President

ANNEX I

List of Fund(s) subject to the Transition

TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund

Target Moderate Allocation Fund

Target Growth Allocation Fund

ANNEX II

List of Subadviser’s Authorized Persons

[to be separately provided by Subadviser]

ANNEX III

Buy Portfolio

[to be separately provided by Subadviser]

ANNEX IV

FUND RESTRICTED SECURITIES

Prudential Financial, Inc. (Ticker: PRU)

TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of December, 2008 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Eaton Vance Management (the Subadviser or Eaton Vance), a Massachusetts business trust.

WHEREAS, the Manager has entered into a Management Agreement, dated December 23, 2004, (the Management Agreement) with The Target Portfolio Trust, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Company; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Large Capitalization Value Portfolio (referred to hereafter as the Fund), which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the applicable sections of the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. , The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Co-Managers a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(d)

The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that, subject to the execution of a Confidentiality and Non-Disclosure Agreement by and between the Subadviser and the Manager, the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c)        The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request, subject to the requirements of paragraph 1(b) hereof. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(j)

The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(k)

The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

(l)

Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(m)

The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(n)

The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(o)

The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser hasknowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

(p)	The Subadviser is not responsible for making any securities class action filings on behalf of the Trust or the Fund.

8.    The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

9.    The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

10.  For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

11.  (a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c) The Manager expressly acknowledges that the Subadviser is a Massachusetts business trust formed under a declaration of trust and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

12.  Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

13.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Company at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 255 State Street, Boston, MA 02109, Attention: Legal Department, with a copy to Sean Kelly at the same address.

9.   Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after confirming receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11.  The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. ,.  The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12.  In performance of its duties and obligations under this Agreement, the Manager shall use best efforts to not share sales data for the Fund with the Subadviser

13.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.

15.	This Agreement shall be governed by the laws of the State of New York.

16. The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

17. This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

18. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY: /s/ Robert F. Gunia

Name: Robert F. Gunia
Title: Executive Vice President

EATON VANCE MANAGEMENT

BY: /s/ Maureen A. Gemma

Name: Maureen A. Gemma
Title: Vice President

Schedule A

LARGE CAPITALIZATION VALUE PORTFOLIO

As compensation for services provided by Eaton Vance Management (Eaton Vance), Prudential Investments LLC (PI) will pay Eaton Vance a fee equal, on an annualized basis, to the following:

Fund Name	Fee on Combined Average Daily Net Assets*
Large Capitalization Value Portfolio	0.25% of combined assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined assets over $1 billion.

*Combined assets are assets in all portfolios subadvised by Eaton Vance that are managed by Prudential Investments LLC or by Prudential Investments LLC and AST Investment Services, Inc. that have substantially the same investment strategy (i.e.,domestic large cap value). Such portfolios are the Large Capitalization Value Portfolio of The Target Portfolio Trust; Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds; and AST Large-Cap Value Portfolio, a series of Advanced Series Trust.

Dated as of December 13, 2008

Amendment No. 1 to Subadvisory Agreement

TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

Amendment No. 1 dated December 13, 2008, to the Subadvisory Agreement dated December 13, 2008 (the “Subadvisory Agreement”) between Prudential Investments LLC (“PI”) and Eaton Vance Management (“Eaton Vance” or the “Subadviser”) pertaining to the above-named registered investment company and its portfolio(s) listed above and in Annex I hereto (each, the “Fund”).

WHEREAS, PI and EATON VANCE have entered into the Subadvisory Agreement, and wish to set forth certain responsibilities of PI and EATON VANCE in connection with the appointment by PI, acting as investment manager of the mutual funds identified in Annex I, of a transition broker/dealer (“transition manager”) selected and supervised by PI in connection with the sale and purchase by the Fund of certain securities during the Fund’s transition period defined below.

NOW THEREFORE, PI and EATON VANCE hereby agree as follows:

1.          EATON VANCE agrees to provide limited subadvisory services to the Fund during the transition period, which will begin when EATON VANCE provides a buy list (as defined below) to PI or the transition manager, and will end after EATON VANCE has notified PI that the transition manager has corrected any known discrepancies in the Certified List (as defined below) or that no known discrepancies exist in the Certified List. In particular, during the transition period:

a.         EATON VANCE, acting through its authorized persons identified in Annex II, will provide PI or the transition manager with a buy list (“Buy Portfolio”) identified in Annex III that it would like the transition manager to implement during transition period. Prior to the transition period, PI shall provide EATON VANCE with a current and complete list, including ticker symbols, of any securities that the Fund may not purchase (“Fund Restricted Securities”), which shall be set forth in Annex IV. EATON VANCE shall not include in the Buy Portfolio any Fund Restricted Securities. EATON VANCE shall not be responsible for excluding any Fund Restricted Securities that are not included on Annex IV.

b.         EATON VANCE will notify PI or the transition manager of any changes EATON VANCE wishes to make to the Buy Portfolio during the transition period while the transition manager is executing the trades. The transition manager will seek to execute all trades on the Buy Portfolio during the transition period. Provided that PI directs the Fund’s custodian to provide EATON VANCE with all necessary information regarding corporate actions and that the Fund’s custodian provides EATON VANCE with all such information in a timely manner, EATON VANCE shall be responsible for giving appropriate instructions to the custodian to address any discretionary corporate actions that affect securities in the Buy Portfolio during the transition period.

c.         As soon as practical after the transition manager has executed all trades on the Buy Portfolio, or if EATON VANCE and PI otherwise agree that the transition period has ended, the Fund’s custodian will provide EATON VANCE with a list of securities held by the Fund and a list of securities not yet settled (“Transition Manager List”). EATON VANCE will reconcile the Transition Manager List with the Buy Portfolio, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once EATON VANCE has determined that the transition manager has corrected any known discrepancies in the Transition Manager List or that that no known discrepancies exist, EATON VANCE will notify PI of this preliminary determination.

d.         The Fund’s custodian will provide EATON VANCE with a certified list of securities held by the Fund (“Certified List”) as soon as the transition trades are settled at the custodian. EATON VANCE will reconcile the Certified List with other information reasonably available to it, seek to promptly identify any discrepancies, and ask the transition manager to correct any known discrepancies. Once EATON VANCE has determined that the transition manager has corrected any known discrepancies in the Certified List or that that no known discrepancies exist, EATON VANCE will notify PI of this final determination, ending the transition period. EATON VANCE will then assume full responsibility for management of the applicable portion of the Fund’s portfolio as Subadviser under the Subadvisory Agreement.

2.         a.           PI agrees to take full responsibility for all matters relating to the decision to retain a transition manager and for all actions by the transition manager. In particular, EATON VANCE shall have no obligation, under the 1940 Act, the Investment Advisers Act of 1940, or otherwise, to PI or the Fund with respect to the selection of, and services provided by, the transition manager. PI has instructed EATON VANCE to continue to manage the Fund during the transition period and to trade, if necessary, during the period between EATON VANCE’s receipt of the Transition Manager List and EATON VANCE’s receipt of the Certified List.

b.          In addition, PI agrees to indemnify and hold harmless EATON VANCE from and against any and all losses, claims, damages or liabilities (including reasonable attorneys’ fees) threatened to be or actually asserted against or incurred by the Fund, EATON VANCE, PI, the transition manager, or any other persons arising from or related to the following:

(i)	PI's selection of Citigroup Global Markets, Inc. as transition manager; or

(ii)        Services provided by the transition manager to the Fund during the transition period (including, but not limited to, any obligations of best execution); or

(iii)       Any incomplete or erroneous information provided by the transition manager to EATON VANCE; or

(iv)      Any discrepancies between the Buy Portfolio provided to PI or the transition manager and the Transition Manager List, or between the Transition Manager List and the Certified List; or

(v)	Any trades executed by the transition manager that fail or that settle improperly; or

(vi)      EATON VANCE’S limited ability to manage the Fund during the transition period, and any delay in EATON VANCE’S ability to fully manage the Fund thereafter, such as a delay in the end of the transition period caused by any of the above factors during the transition period; or

(vii)      Any adverse impact on the investment performance of the Fund or other adverse impact on the Fund that results from any of the above factors during the transition period; or

(viii)	Any actions taken by EATON VANCE in reliance on the Transition Manager List.

4.	Except as amended hereby, all terms of the Subadvisory Agreement remain in full force and effect. The parties have signed this Amendment No. 1 below (which may be signed in counterparts).

PRUDENTIAL INVESTMENTS LLC, on its behalf and on behalf of each of the Funds listed on Annex I

By: /s/ Robert F. Gunia

Name: Robert F. Gunia

Title: Executive Vice President

EATON VANCE MANAGEMENT

By: /s/ Maureen A. Gemma

Name: Maureen A. Gemma

Title: Vice President

ANNEX I

List of Fund(s) subject to the Transition

TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

ANNEX II

List of Subadviser’s Authorized Persons

[to be separately provided by Subadviser]

ANNEX III

Buy Portfolio

[to be separately provided by Subadviser]

ANNEX IV

FUND RESTRICTED SECURITIES

Prudential Financial, Inc. (Ticker: PRU)

Exhibit C

MANAGEMENT OF THE SUBADVISERS

Massachusetts Financial Services Company (MFS)

MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund.. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of September 30, 2008, the MFS organization had approximately $161 billion in assets under management.

The table below lists the name, address, position and principal occupation during the past five years for the principal executive officers of MFS.

Name & Address*	Position and Principal Occupation
Robert C. Pozen	Chairman, Director, and Chairman of the Board
Robert J. Manning	Director, Chief Executive Officer, Chief Investment Officer and President of MFS
Donald A. Stewart	Director of MFS; Chief Executive Officer, Sun Life Financial, Inc.
Jon A. Boscia	Director of MFS, President, Sun Life Financial Canada
Kevin Dougherty	Director of MFS; President, Sun Life Global Investments
Martin E. Beaulieu	Executive Vice President and Director of Global Distribution of MFS
Robin A. Stelmach	Executive Vice President and Chief Operating Officer of MFS
Maria F. Dwyer	Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer of MFS
Paul T. Kirwan	Executive Vice President, Chief Financial Officer and Treasurer of MFS
Mark N. Polebaum	Executive Vice President, General Counsel and Secretary of MFS
David A. Antonelli	Executive Vice Presiden, Chief Investment Officer – Non-U.S. and Global Equity Investments and Co-Director of Global Research of MFS
Michael W. Roberge	Executive Vice President, Chief Investment Officer – U.S. Investments and Co-Director of Global Research of MFS

          *The principal mailing address of each such person is 500 Boylston Street, Boston, MA 02116. The principal mailing address of Messrs. Stewart, Boscia, and Doughterty is 150 King Street West, Toronto, Ontario, M5H 1J9.

Comparable Funds for which MFS Serves as Adviser and/or Subadviser

The following table lists certain information regarding comparable funds to which MFS provides investment advisory services, other than the Funds.

Fund	$ Assets (as of 11/30/2008)	Fee Paid to MFS
MFS Core Growth Fund	$1.5 billion	0.75 of first $1 billion of average daily net assets; 0.65% from $1 billion to $2.5 billion; 0.60% over $2.5 billion
AST MFS Growth Portfolio	$534,874,000	0.375 of combined average daily net assets up to $250 million; 0.325% of the next $250 million; 0.300% of the $250 million; and 0.275% of combined average daily net assets over $750 million

Eaton Vance Management (Eaton Vance)

Eaton Vance is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston based investment management companies - Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. The principal address of Eaton Vance is 255 State Street, Boston, Massachusetts 02109. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. As of September 30, 2008, Eaton Vance and its affiliates had approximately $144 billion in assets under management.

Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of Eaton Vance. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa Jones, Michael R. Mach, Robert B. MacIntosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, Payson F. Swaffield, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos.

Name and Address[1]	Current Position with Eaton Vance Management[2]
Thomas E. Faust Jr.

Chief Executive Officer and President of Eaton Vance. Chief Executive Officer, President and Chairman of the Board of EVC. Served as Chief Investment Officer from November 2001 until October 31, 2007. Director and President of EV. Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee of EVC Voting Trust. Trustee and/or officer of 173 registered investment companies and 4 private investment companies managed by Eaton Vance or its subsidiaries.

Paul O’Neil	Chief Compliance Officer and Vice President of Eaton Vance. Officer of 173 registered investment companies managed by EVM or its subsidiaries.

Name and Address[1]	Current Position with Eaton Vance Management[2]
Frederick S. Marius	Chief Legal Officer, Vice President and Secretary of EVM. Chief Legal Officer, Vice President and Secretary of EVC, EV and EVD. Director of EV. Trustee of EVC Voting Trust.
Robert J. Whelan

Chief Financial Officer, Vice President and Treasurer of EVM. Chief Financial Officer, Vice President and Treasurer of EVC. Vice President, Treasurer and Director of EV. Vice President and Director of EVD. Vice President and Director of Finance of EVC and EVM from April 2007 to October 2007. Trustee of EVC Voting Trust. Prior to joining EVM, served as Chief Financial Officer of Boston Private Wealth Management Group from December 2004 to March 2007.

Duncan W. Richardson

Executive Vice President and Chief Equity Investment Officer of EVM. Executive Vice President, Chief Equity Investment Officer and Director of EVC. Trustee of EVC Voting Trust. Officer of 81 registered investment companies managed by EVM or its subsidiaries.

Jeffrey P. Beale	Vice President of EVM and EVC. Trustee of EVC Voting Trust.
Maureen A. Gemma	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 173 registered investment companies managed by EVM or its subsidiaries.
Payson F. Swaffield

Vice President and Chief Income Investment Officer of EVM. Chief Income Investment Officer of EVC. Trustee of EVC Voting Trust. Officer of 3 registered investment companies managed by EVM or its subsidiaries.

Scott H. Page	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 11 registered investment companies managed by EVM or its subsidiaries.
Walter A. Row, III	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 25 registered investment companies managed by EVM or its subsidiaries.
Michael W. Weilheimer	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 26 registered investment companies managed by EVM or its subsidiaries.
Cynthia J. Clemson	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 90 registered investment companies managed by EVM or its subsidiaries.
Michael R. Mach	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 25 registered investment companies managed by EVM or its subsidiaries.
Robert B. MacIntosh	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 90 registered investment companies managed by EVM or its subsidiaries.
Judith A. Saryan	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 55 registered investment companies managed by EVM or its subsidiaries.
Thomas M. Metzold	Vice President of EVM and Trustee of EVC Voting Trust. Officer of 43 registered investment companies managed by EVM or its subsidiaries.
G. West Saltonstall	Vice President of EVM and Trustee of EVC Voting Trust.

Name and Address[1]	Current Position with Eaton Vance Management[2]
Lisa Jones	Vice President of EVM and Trustee of EVC Voting Trust
Matthew J. Witkos

Chief Executive Officer, President and Director of EVD. Trustee of EVC Voting Trust. Prior to joining EVD, served as Executive Vice President of Global Distribution at IXIS Asset Managers Advisors Group.

1The principal address is 255 State Street Boston, MA 02109.

2Includes both master and feeder funds in master-feeder structure.

* The address of each person listed above is 255 State Street, Boston, Massachusetts 02109.

Comparable Funds for which Eaton Vance Serves as Adviser and/or Subadviser

The following table lists certain information regarding comparable funds to which Eaton Vance provides investment advisory services, other than the Funds.

Fund	$ Assets (as of 12/31/08)	Annual Fee Paid to Eaton Vance (as a percent of average daily net assets)
AST Large-Cap Value Portfolio[1,2]	$545,266,195	0.25% of combined assets up to $250 million; 0.24% of the next $250 million; 0.23% of the next $500 million; and 0.22% of combined assets over $1 billion.
Genworth Eaton Vance Large Cap Value Fund	$59,500,003	0.40% up to $350 million; 0.35% from $350 million to $1 billion; and 0.30% over $1 billion.
MGI U.S. Large Cap Value Equity Fund[2]	$181,792,909	0.40% on the first $100 million; 0.30% on the next $200 million; 0.28% on the next $200 million; and 0.25% on all assets thereafter.
Penn Series Large Core Value Fund	$112,829,065	0.35% on the first $150 million; 0.30% on the next $250 million; and 0.25% on assets in excess of $400 million.

1Fee is on combined average daily net assets of all portfolios subadvised by Eaton Vance that are managed by Prudential Investments LLC, or by Prudential Investments LLC and AST Investment Services, Inc., that have substantially the same investment strategy.

2Multi-manager fund. Assets reflect only the Eaton Vance-managed portion.

Exhibit D

SHAREHOLDER INFORMATION

As of December 15, 2008, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of December 15, 2008, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Fund were as follows:

Large Cap Growth Fund

Name & Address of Beneficial Owner	Share Class	Shares Owned (%)

Large Cap Value Fund

Name & Address of Beneficial Owner	Share Class	Shares Owned (%)

Conservative Allocation Fund

Name & Address of Beneficial Owner	Share Class	Shares Owned (%)

D-1

Moderate Allocation Fund

Name & Address of Beneficial Owner	Share Class	Shares Owned (%)

Growth Allocation Fund

Name & Address of Beneficial Owner	Share Class	Shares Owned (%)

D-2